GENERAL	12 Months Ended
Dec. 31, 2020
Disclosure Of Basis Of Presentation Abstract [Abstract]
GENERAL

1	GENERAL

General information

The company was incorporated as a private company on 2 November 2017 and with effect from 25 April 2018, it was converted from a private company to a public company whereby it changed its name to Grindrod Shipping Holdings Ltd. The company is incorporated in Singapore with its principal place of business and registered office at #03-01 Southpoint, 200 Cantonment Road, Singapore 089763. On 18 June 2018, the company became a publicly traded company with its shares primarily listed on the NASDAQ Global Select Market and from the 19 June 2018 secondarily on the Main Board of the Johannesburg Stock Exchange (JSE).

The company was incorporated with the intention to acquire all of the shares of Grindrod Shipping Pte. Ltd., or GSPL, and Grindrod Shipping (South Africa) Pty Ltd, or GSSA from Grindrod Limited, a public company incorporated in accordance with the laws of the Republic of South Africa, or Parent as part of the Parent’s plan to demerge its shipping business (referred to as the ‘Spin-Off’). Before the Spin-Off, two of GSSA’s businesses, Ocean Africa Container Lines division, or OACL, and Unicorn Bunker Services (Pty) Ltd, or Unicorn Bunker, were disposed to another Parent subsidiary on 1 January 2018. On 18 June 2018, the Spin-Off was affected by the company acquiring 100% of the issued and paid up share capital of GSPL and GSSA for a consideration of $320,683,000 (Note 29). The purchase consideration was satisfied by the issuance by the company of compulsorily convertible notes which converted to 19,063,832 ordinary shares of the company on the same date.

On 11 March 2020, the World Health Organization declared the recent novel coronavirus (“COVID-19”) outbreak a pandemic. In response to the outbreak, Governments have implemented measures to combat the spread of virus, including border closures, travel restrictions, limitations on public gatherings, alteration of supply chain plans and closure of non-essential businesses. This has led to a severe slowdown in global economic activity levels and caused severe trade disruptions.

The ongoing pandemic resulted in the deterioration of charter rates, which affected the Group’s revenue and cash flow from operations. The Group has also incurred additional crew expenses arising from crew travel, COVID-19 testing and procurement of personal protection equipment. The Group also experienced some delays in drydocking and BWTS installations and higher offhire days due to crew changes due to quarantine regulations and COVID-19 testing.

Currently, it is not possible to assess the full extent of COVID-19’s impact on the Group’s operations and financial performance. However, the resurgence or increase in the severity of the pandemic and speed of vaccination rollout could have materially and adversely affect the Group’s operations, financial performance, cash flows and the carrying amount of the Group’s assets and fair value of the Group’s vessels.

The principal activities of the Group are ship chartering, operating and sales of vessels. Information of the entities within the Group is contained in Note 16.

The consolidated and combined financial statements of the Group for the year ended 31 December 2020 were authorised for issue by the Board of Directors on 31 March 2021.